John Hancock Funds II
Supplement dated 10-8-08 to the current
Class A share prospectus

Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio

The Board has determined that it is in the best interests of the Retirement Distribution Portfolio and Retirement Rising Distribution Portfolio (the “Portfolios”) and each Portfolio’s shareholders to effect a reverse share split as follows:

(1)	Retirement Distribution Portfolio: one Class A share of the Portfolio for every
1.317576 Class A shares of the Portfolio issued and outstanding as of the close of business on October 7, 2008; and

(2)	Retirement Rising Distribution Portfolio: one Class A share of the Portfolio for every 1.269970 Class A shares of the Portfolio issued and outstanding as of the close of business on October 7, 2008.

While the reverse stock split will increase the net asset value per Class A share of each Portfolio to $10.00 and proportionately reduce the number of Class A shares outstanding in each Portfolio, the total value of the Class A shares outstanding remains the same. The reverse stock split will provide the Class A shareholders of each Portfolio with fewer shares of the Portfolio but the value of a Class A shareholder’s investment in the Portfolio will not change as a result this transaction.